UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Bear Stearns Aggregation Facility

On September 30, 2005, Bear Stearns Mortgage Capital Corporation (“Bear Stearns”), Abetterwayhome Finance, LLC II (“Finance II”), and HomeBanc Funding Corp. II (“Funding II”) entered into Amendment No. 7 (the “Bear Stearns Amendment”) to the existing Master Repurchase Agreement dated as of April 29, 2004 by and among Bear Stearns, Finance II and Funding II (as amended, the “Bear Stearns Aggregation Facility”). The Bear Stearns Amendment modified certain definitions in the Bear Stearns Aggregation Facility and extended the maturity date of the Bear Stearns Aggregation Facility to September 28, 2006. Concurrently with the execution of the Bear Stearns Amendment, Bear Stearns and HomeBanc Corp. (“HomeBanc”) entered into Amendment No.3 (the “Guaranty Amendment”) to the existing Limited Guaranty dated as of June 7, 2004 made by HomeBanc in favor of Bear Stearns (as amended, the “Guaranty”). The Guaranty Amendment modified the financial covenants applicable to HomeBanc under the Guaranty. Copies of the Bear Stearns Amendment and the Guaranty Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by this reference.

Finance II and Funding II are wholly-owned subsidiaries of HomeBanc.

8/05 Amended and Restated Senior Secured Credit Agreement

On September 30, 2005, HomeBanc and HomeBanc Mortgage Corporation (“HBMC”) entered into an amendment (the “9/05 Amendment”) to the existing 8/05 Amended and Restated Senior Secured Credit Agreement dated as of August 1, 2005 by and among HomeBanc, HBMC, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto (as amended, the “Credit Agreement”). The 9/05 Amendment modified the debt covenant and related definitions contained in the Credit Agreement, with such modifications deemed to be effective as of August 1, 2005. The 9/05 Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

HBMC is a wholly-owned subsidiary of HomeBanc.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 7 dated as of September 30, 2005, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

10.2	Amendment No. 3 dated as of September 30, 2005, by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Corp.

10.3	9/05 Amendment to Credit Agreement dated as of September 30, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: October 6, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 7 dated as of September 30, 2005, by and between Bear Stearns Mortgage Capital Corporation, Abetterwayhome Finance, LLC II and HomeBanc Funding Corp. II.

10.2	Amendment No. 3 dated as of September 30, 2005, by and between Bear Stearns Mortgage Capital Corporation and HomeBanc Corp.

10.3	9/05 Amendment to Credit Agreement dated as of September 30, 2005 by and among HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., as Administrative Agent, Collateral Agent and a Lender, and the other Lender(s) named as parties thereto.